Intangible Assets and Goodwill - Schedule of Expected Future Amortization Expense for Intangible Assets (Details) (10K) - LendingClub Corp [Member] - USD ($) $ in Thousands	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
2017		$ 4,287
2018		3,872
2019		3,498
2020		3,122
2021		2,746
Thereafter		8,686
Net Carrying Value	$ 22,957	$ 26,211	$ 30,971